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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 18, 1998 relating to the financial statements and to the financial statement schedules of Wesley Jessen VisionCare, Inc., which appear in Wesley Jessen VisionCare, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP

Chicago, Illinois
March 24, 2000

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